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THIS AMENDMENT TO GUARANTY DEED OF TRUST IS SUPPLEMENTAL TO GUARANTY DEED OF
TRUST DATED AS OF JULY 18, 1989 AND RECORDED AMONG THE LAND RECORDS OF NORTHUMBERLAND COUNTY, VIRGINIA, ON JULY 18, 1989, IN DEED BOOK 298 AT PAGE 80, AND ADDS NO NEW MONEY TO THE INDEBTEDNESS SECURED THEREBY.


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                    AMENDMENT NO. 1 TO GUARANTY DEED OF TRUST

                           Dated as of March 31, 1993

                                     Made By

                           Zapata Haynie Corporation,
                             a Virginia corporation

                                       to

                             Michael T. Bradshaw of
                        Fairfax County, Virginia, Trustee

                                       and

                              Edward E. Zughaib of
                        Fairfax County, Virginia, Trustee

                               for the Benefit of

                          the United States of America

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                    AMENDMENT NO. 1 TO GUARANTY DEED OF TRUST

THE COMMONWEALTH OF VIRGINIA        )
                                    )  ss:    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF NORTHUMBERLAND            )

        WHEREAS, Delta Life Securities, Inc. (the "Lender") has made a loan or loans (the "Loan") to or for the benefit of Zapata Haynie Corporation (the "Grantor"), in the aggregate original principal amount of Four Million Six Hundred Seventy-five Thousand Dollars ($4,675,000); and

        WHEREAS, the Loan was evidenced by five United States Guaranteed Notes dated July 18, 1989, made by the Grantor to the order of the Lender, and subsequently assigned to Delta Life & Annuity Company, in the same aggregate original principal amount as the Loan (the "Guaranteed Notes"); and

        WHEREAS, the United States of America, acting through the National Marine Fisheries Service of the National Oceanic and Atmospheric Administration, United States Department of Commerce (the "Beneficiary"), has guaranteed repayment of the Guaranteed Notes pursuant to five Guarantees of the United States of America dated July 18, 1989, made by the Beneficiary in favor of the Lender (the "Guarantees"); and

        WHEREAS, as a condition to the issuance of the Guarantees, the Grantor agreed to reimburse the Beneficiary for all sums paid by the Beneficiary to the Lender under the Guarantees, which obligations are evidenced by five Promissory Notes to the United States of America dated July 18, 1989, made by the Grantor to the order of Beneficiary in the same aggregate original principal amount as the Guaranteed Notes (the "Notes"); and

        WHEREAS, as an additional condition to the issuance of the Guarantees, the Grantor agreed to secure its obligation to repay the Notes by delivering a Guaranty Deed of Trust dated as of July 18, 1989 and recorded among the Land Records of Northumberland County, Virginia, on July 18, 1989, in Deed Book 298 at Page 80 (the "Deed of Trust"), pursuant to which the Guarantor conveyed the property described on Exhibit A attached thereto in trust to the Trustees (as defined therein) for the benefit of the Beneficiary; and

        WHEREAS, the Beneficiary has agreed to permit Grantor to refinance the Loan by issuing five new United States Guaranteed Notes to each of Delta Life & Annuity Company and Bear, Stearns Securities Corp. (together the "New Lenders"), in the same aggregate amount as the outstanding balance of the Loan (the "New Guaranteed Notes") and to use the proceeds thereof to pay off the Guaranteed Notes; and





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                                       -2-

        WHEREAS, the Notes have been amended on the date hereof to reflect the guarantee by the Beneficiary to the New Lenders of the New Guaranteed Notes; and

        WHEREAS, the parties hereto desire that the Deed of Trust, as hereby amended, secure the Notes, as so amended.

        NOW, THEREFORE, in consideration of the premises and for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

       1. All references in the Deed of Trust to "Notes" shall be deemed to be references to the Notes as amended on the date hereof.

        2. The Grantor further agrees to be bound by the following covenants:

               2.1 Should a limited fisheries access system be initiated at some future date under which the Grantor is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction of right [however characterized] of whatsoever nature) affecting, necessary for, or in any other way (however characterized) associated with any of the property included in or subject to the Deed of Trust, the Grantor agrees that it shall grant to the Beneficiary a full senior security interest in such allocation by whatsoever means deemed by the Beneficiary (in its sole discretion) to be appropriate (including, but not limited to, the Grantor's execution of security agreements and the filing of financing statements under the U.C.C.). Further, in the event that the Grantor fails to do so, the Grantor hereby irrevocably appoints the Mortgagee its true and lawful attorney in fact for the purpose of executing, delivering and otherwise perfecting whatever documents may be required to perfect the grant to the Beneficiary of such a full security interest in such fisheries conservation and management allocation.

               2.2 Overdue guarantee fees under any New Guaranteed Note shall, beginning with the first day such guarantee fees are due but unpaid, be added to the principal of the Note corresponding with such New Guaranteed Note, earn interest at the same rate as specified in the Note for overdue principal, and be secured by the Deed of Trust. This shall not be deemed to have waived any of Beneficiary's rights under the Deed of Trust and such overdue guarantee fees shall remain due and payable on their originally scheduled date.

        Except as expressly amended by this Amendment No. 1, the Deed of Trust is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

        This Amendment No. 1 to the Deed of Trust is governed by and construed in accordance with the laws of the Commonwealth of Virginia.





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                                       -3-

        This Amendment No. 1 to the Deed of Trust is exempt from recordation taxes pursuant to Section 58.1-809 of the Code of Virginia, as amended.

        At the direction of the Beneficiary, the Trustees join in the execution of this Amendment No. 1 to the Deed of Trust to evidence their consent to the foregoing amendment.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Guaranty Deed of Trust as of the 31st day of March, 1993.

                                             ZAPATA HAYNIE CORPORATION,
                                              a Virginia corporation

                                             By:  ------------------------------
                                                          Vice President

                                             -----------------------------------
                                             Michael T. Bradshaw, Trustee

                                             -----------------------------------
                                             Edward E. Zughaib, Trustee





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DISTRICT OF COLUMBIA                )
                                    )  ss:
CITY OF WASHINGTON                  )

        I, Victoria K. Wolf, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Kent Stephenson, a Vice President of Zapata Haynie Corporation, the corporate grantor in the foregoing Amendment Number 1 to Guaranty Deed of Trust, personally appeared before me in said jurisdiction, the aforesaid officer, being personally well known to me as (or proved by the oath of credible witnesses to be) the person who executed said instrument, and acknowledged said Amendment No. 1 to Guaranty Deed of Trust to be the act and deed of said corporation and that he delivered the same as such.

                                            -------------------------------
                                                    NOTARY PUBLIC




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


COMMONWEALTH OF VIRGINIA                    )
                                            )  ss:
COUNTY OF FAIRFAX                           )

        I,                    , a Notary Public in and for the jurisdiction
aforesaid, do hereby certify that MICHAEL T. BRADSHAW, a Trustee in the foregoing Amendment Number 1 to Guaranty Deed of Trust, personally appeared before me in said jurisdiction, the aforesaid trustee, being personally well known to me as (or proved by the oath of credible witnesses to be) the person who executed said instrument, and acknowledged said Amendment No. 1 to Guaranty Deed of Trust to be the act and deed, and that he executed said Amendment No. 1 to Guaranty Deed of Trust for the purposes therein contained.

                                            -------------------------------
                                                   NOTARY PUBLIC





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COMMONWEALTH OF VIRGINIA                    )
                                            )  ss:
COUNTY OF FAIRFAX                           )

        I,                    , a Notary Public in and for the jurisdiction
aforesaid, do hereby certify that EDWARD E. ZUGHAIB, a Trustee in the foregoing Amendment Number 1 to Guaranty Deed of Trust, personally appeared before me in said jurisdiction, the aforesaid trustee, being personally well known to me as (or proved by the oath of credible witnesses to be) the person who executed said instrument, and acknowledged said Amendment No. 1 to Guaranty Deed of Trust to be the act and deed, and that he executed said Amendment No. 1 to Guaranty Deed of Trust for the purposes therein contained.

                                            -------------------------------
                                                   NOTARY PUBLIC





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